EXHIBIT 10.6

EXECUTION VERSION

AMENDMENT TO THE WARRANT AGREEMENT

This Amendment (this “Amendment”) dated as of November 9, 2015, is made by and between Affinion Group Holdings, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), American Stock Transfer & Trust Company, LLC (the “Warrant Agent”) and the Holders of a majority of the outstanding Warrants. Capitalized terms used and not defined herein shall have the meaning ascribed thereto in the Warrant Agreement (as defined below).

WHEREAS, the Company and Wells Fargo Bank, National Association, as predecessor warrant agent, had entered into that certain Warrant Agreement, dated as of December 12, 2013, by and between the Company and the Warrant Agent (the “Warrant Agreement”);

WHEREAS, in connection with the exchange offers, rights offering and other transactions contemplated by that certain confidential offering memorandum and consent solicitation statement, dated September 29, 2015 (as amended or supplemented from time to time, the “Offering Memorandum”), of the Company, Affinion Investments, LLC, and Affinion International Holdings Limited, the Company desires to amend the terms of the Warrant Agreement to (i) cause the Series A Warrants to be mandatorily exercised for shares of Class A Common Stock in cashless exercises and (ii) cancel the Series B Warrants;

WHEREAS, pursuant to Section 14 of the Warrant Agreement, amendments to the Warrant Agreement require the written consent of (i) the Company, (ii) the Warrant Agent and (iii) the Holders of a majority of the then outstanding Warrants; and

WHEREAS, the undersigned Holders hold a majority of the outstanding Warrants.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein and in the Warrantholder Rights Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Amendments to the Warrant Agreement

Section 4(a) – Adjustments – Adjustment of Number Issuable. Section 4(a) of the Warrant Agreement is hereby amended and restated as follows:

(a) Adjustment to Securities Issuable Upon Exercise. Subject to, upon and following the consummation of the Transactions, in lieu of receiving the number of shares of Class B Common Stock issuable upon the valid exercise of a Warrant (the “Number Issuable”), each Holder that validly exercises a Warrant, including as a result of Section 4(b), shall receive a like number of shares of Class A Common Stock.

Section 4(b) – Adjustments – Reorganization, Reclassification, Consolidation, Merger or Sale of Assets. Section 4(b) of the Warrant Agreement is hereby amended and restated as follows:

(b) Mandatory Exercise Upon Consummation of the Transactions. Subject to and immediately prior to consummation of the Transactions, without further action on behalf of the Holders, each Series A Warrant shall be mandatorily exercised in full pursuant to Section 3(a)(ii)(C), with all references therein to “Class B Common Stock” being read as references to “Class A Common Stock.” For the avoidance of doubt, any and all requirements set forth in Section 3(a)(ii)(C) regarding the delivery of the Warrant Exercise Documentation and any other right of the Company to restrict the exercise of the Class A Warrants shall be deemed to have been waived by the Company.

Section 20 – Termination. Section 20 of the Warrant Agreement is hereby amended and restated as follows:

This Agreement shall terminate upon the earlier of (i) one day after the end of the Exercise Period or, if and to the extent applicable, the delivery by the Company to the Holders of all shares of Class B Common Stock and other securities or property in respect of all Warrants duly exercised during the Exercise Period, (ii) when all Warrants have been exercised upon the delivery to the Holders of all shares of Class B Common Stock and other securities or property in respect of all Warrants duly exercised. Notwithstanding the foregoing, Section 13(b) shall survive the termination of this Agreement and the resignation or removal of the Warrant Agent and (iii) when all Warrants have been exercised and/or cancelled. Notwithstanding any Warrant Certificates evidencing the issuance of Series A Warrants or Series B Warrants, the Series A Warrants and Series B Warrants shall be terminated after the Expiration Date.

Section 24 – Definitions – Definition of  “Exercise Period”. The definition of “Exercise Period” in Section 24 of the Warrant Agreement is hereby amended and restated as follows:

“Exercise Period” means (i) with respect to any Series A Warrant, on any Business Day after the date hereof and on or before the Expiration Date and (ii) with respect to any Series B Warrant, the Series B Warrants shall never be exercisable and shall terminate for no additional consideration on the Expiration Date.

Section 24 – Definitions – Definition of  “Expiration Date”. The definition of “Expiration Date” in Section 24 of the Warrant Agreement is hereby amended and restated as follows:

“Expiration Date” means immediately prior to the adoption of the Fourth Amended and Restated Certificate of Incorporation of the Company, in the form attached hereto as Exhibit F, in connection with the consummation of the Transactions and following the mandatory exercise of all Series A Warrants pursuant to Section 4(a) herein.

Section 24 – Definitions. Section 24 of the Warrant Agreement is hereby amended by adding the following definitions in the appropriate places:

“Offering Memorandum” means that certain confidential offering memorandum and consent solicitation statement, dated September 29, 2015 (as amended or supplemented from time to time, the “Offering Memorandum”), of the Company, Affinion Investments, LLC, and Affinion International Holdings Limited.

“Transactions” means the Exchange Offers and Rights Offering (each as defined in the Offering Memorandum) and the other transactions contemplated by the Offering Memorandum.

2.	Miscellaneous. This Amendment and the Warrant Agreement contain the complete agreement among the Company and the undersigned and supersede any prior understandings, agreements, letters of intent, or representations by or among such parties, written or oral, to the extent they relate to the subject matter hereof. Except as specifically amended hereby, the Warrant Agreement shall remain in full force and effect.

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This Amendment is executed by the Company, the Warrant Agent and the undersigned Holders to be effective as of the date first written above.

THE COMPANY:
AFFINION GROUP HOLDINGS, INC.

By:	/s/ Gregory S. Miller
Name: Gregory S. Miller
Title: Executive Vice President and Chief
Financial Officer

[Signature Page to Amendment to Warrant Agreement]

THE WARRANT AGENT:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:	/s/ Michael A. Nespoli
Name: Michael A. Nespoli
Title: Executive Director

[Signature Page to Amendment to Warrant Agreement]

WARRANTHOLDERS:

ARES STRATEGIC INVESTMENT PARTNERS LTD.

BY:	ARES STRATEGIC INVESTMENT MANAGEMENT LLC, AS INVESTMENT MANAGER

By:	/s/ Jeff Moore
Name: Jeff Moore
Title: Vice President

Series A Warrants

Series B Warrants

[Signature Page to Amendment to Warrant Agreement]

WARRANTHOLDERS:

FUTURE FUND BOARD OF GUARDIANS

BY:	ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV, L.P., ITS INVESTMENT MANAGER (ON BEHALF OF THE ASIP II SUB-ACCOUNT)

BY:	ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV GP, LLC, ITS GENERAL PARTNER

By:	/s/ Jeff Moore
Name: Jeff Moore
Title: Vice President

Series A Warrants

Series B Warrants

[Signature Page to Amendment to Warrant Agreement]

WARRANTHOLDERS:

ARES ENHANCED CREDIT OPPORTUNITIES MASTER FUND, L.P..

BY:	ARES ENHANCED CREDIT OPPORTUNITIES GP LLC, ITS GENERAL PARTNER

By:	/s/ Jeff Moore
Name: Jeff Moore
Title: Vice President

Series A Warrants

Series B Warrants

[Signature Page to Amendment to Warrant Agreement]

WARRANTHOLDERS:

ARES SPECIAL SITUATIONS FUND, L.P.

BY:	ASSF OPERATING MANAGER, LLC, ITS GENERAL PARTNER

By:	/s/ Jeff Moore
Name: Jeff Moore
Title: Vice President

Series A Warrants

Series B Warrants

[Signature Page to Amendment to Warrant Agreement]

WARRANTHOLDERS:

ARES SPECIAL SITUATIONS FUND I-B, L.P.

BY:	ASSF OPERATING MANAGER, LLC, ITS GENERAL PARTNER

By:	/s/ Jeff Moore
Name: Jeff Moore
Title: Vice President

Series A Warrants

Series B Warrants

[Signature Page to Amendment to Warrant Agreement]

WARRANTHOLDERS:

ARES SPECIAL SITUATIONS FUND III, L.P.

BY:	ASSF OPERATING MANAGER III, LLC, ITS MANAGER

By:	/s/ Jeff Moore
Name: Jeff Moore
Title: Vice President

Series A Warrants

Series B Warrants

[Signature Page to Amendment to Warrant Agreement]

WARRANTHOLDERS:

EMPYREAN CAPITAL FUND, LP

By:	/s/ C. Martin Meekins
Name: C. Martin Meekins
Title: Authorized Person

Series A Warrants

Series B Warrants

[Signature Page to Amendment to Warrant Agreement]

WARRANTHOLDERS:

EMPYREAN CAPITAL MASTER OVERSEAS FUND, LTD.

By:	/s/ C. Martin Meekins
Name: C. Martin Meekins
Title: Authorized Person

Series A Warrants

Series B Warrants

[Signature Page to Amendment to Warrant Agreement]

WARRANTHOLDERS:

P EMP LTD.

By:	/s/ C. Martin Meekins
Name: C. Martin Meekins
Title: Authorized Person

Series A Warrants

Series B Warrants

[Signature Page to Amendment to Warrant Agreement]

WARRANTHOLDERS:

PENNANTPARK INVESTMENT CORPORATION

By:	/s/ Arthur H. Penn
Name: Arthur H. Penn
Title: Chief Executive Officer

Series A Warrants

Series B Warrants

[Signature Page to Amendment to Warrant Agreement]

WARRANTHOLDERS:

PENNANTPARK FLOATING RATE CAPITAL LTD.

By:	/s/ Arthur H. Penn
Name: Arthur H. Penn
Title: Chief Executive Officer

Series A Warrants

Series B Warrants

[Signature Page to Amendment to Warrant Agreement]

WARRANTHOLDERS:

PENNANTPARK CREDIT OPPORTUNITIES FUND II, LP

By:	/s/ Arthur H. Penn
Name: Arthur H. Penn
Title: Managing Member of PennantPark Capital, LLC, the General Partner of the Fund

Series A Warrants

Series B Warrants

[Signature Page to Amendment to Warrant Agreement]

WARRANTHOLDERS:

JLP STRESSED CREDIT FUND LP

By: PHOENIX INVESTMENT ADVISER LLC, as investment manager

By:	/s/ Jeffrey Schultz
Name: Jeffrey Schultz
Title: Chief Legal Officer

Series A Warrants

Series B Warrants

[Signature Page to Amendment to Warrant Agreement]

WARRANTHOLDERS:

JLP CREDIT OPPORTUNITY MASTER FUND LTD

By: PHOENIX INVESTMENT ADVISER LLC, as
investment manager

By:	/s/ Jeffrey Schultz
Name: Jeffrey Schultz
Title: Chief Legal Officer

Series A Warrants

Series B Warrants

[Signature Page to Amendment to Warrant Agreement]

WARRANTHOLDERS:

Third Avenue Trust, on behalf of Third Avenue Focused Credit Fund

By:	/s/ Vincent J. Dugan
Name: Vincent J. Dugan
Title: CFO

Series A Warrants

Series B Warrants

[Signature Page to Amendment to Warrant Agreement]

WARRANTHOLDERS:

WINGSPAN MASTER FUND, LP

By: Wingspan GP, LLC, as its general partner

By:	/s/ Brendan Driscoll
Name: Brendan Driscoll
Title: COO/CFO

Series A Warrants

Series B Warrants

[Signature Page to Amendment to Warrant Agreement]